BALANCE SHEETS (Parenthetical) (USD $)	Aug. 31, 2013	Feb. 28, 2013	Feb. 29, 2012
STOCKHOLDERS' EQUITY:
Common stock, par value (in dollars per share)	$ 0.0001	$ 0.0001	$ 0.0001
Common stock, shares authorized	250,000,000	250,000,000	250,000,000
Common stock, shares issued	130,248,049	129,554,226	129,554,226
Common stock, shares outstanding	129,554,226	94,434,817	94,434,817